UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  July 24, 2003

PRECIS, INC.

(Name of business issuer in its Charter)

OKLAHOMA	001-15667	73-1494382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2040 North Highway 360 Grand Prairie, Texas 75050
(Address of principal executive offices)

(972) 522-2000
(Issuer’s telephone number)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)

(c) Exhibits.

99. Press Release, On July 23, 2003, Registrant issued the press release attached to this Report as Exhibit 99 announcing Registrant’s results of operations for the three months and six months ended June 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECIS, INC.,
a Oklahoma corporation

Date: July 24, 2003	/s/ Judith H. Henkels
Judith H. Henkels
Chairman of the Board of Directors;
President and Chief Executive Officer